UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 24, 2004

                                  APTIMUS, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)


       0-28968                                        91-1809146
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                             95 SOUTH JACKSON STREET
                                    SUITE 300
                            SEATTLE, WASHINGTON 98104
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              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code (206) 441-9100


                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure


                        APTIMUS RAISES GUIDANCE FOR 2004

     o    Increases revenue guidance by 12.5% to $9 Million

     o    Increases projected EBITDA margins from 8% to 10%

     o    Increases GAAP profit guidance from $220,000 to $480,000

SAN FRANCISCO, CA--(MARKET WIRE)--May 24, 2004 -- Aptimus, Inc. (OTC BB: APTM), the powerful performance based advertising network, today announced that it is raising its revenue guidance by 12.5% for the year 2004 to $9 million in projected sales. This revised estimate reflects a 96% growth expectation from revenues of $4.6 million achieved for 2003. The Company had originally forecast a 74% annual growth rate when it announced its original 2004 revenue guidance of $8 million in a November 2003 press release. Along with the increase in revenue guidance, Aptimus today announced an expected increase in its EBITDA margin expectations from 8% to 10% for the year, resulting in a projected $900,000 EBITDA profit for the year. On a GAAP basis, the Company is now expecting a $480,000 profit for 2004, or 7 cents per share, versus its earlier projection of $220,000 and 3 cents per share, based on 7.2 million fully diluted shares using the Treasury stock method.

"2004 has started off solidly for Aptimus," said Tim Choate, President and CEO of Aptimus. "We had a strong first quarter, exceeding our expectations, and are now seeing continuing positive trends in the second quarter primarily from growth in our distribution network," added Choate. "Our powerful performance-based advertising network is providing outstanding results for advertiser clients and web site publishers alike. The wider acceptance of our model and growing market demand are enabling us to increase our aggressive posture. Included in our higher guidance is an expansion of our business development team to further drive growth," concluded Choate.


ABOUT APTIMUS, INC.

Aptimus (www.aptimus.com) is the powerful performance-based advertising network, generating superior revenues per impression for participating web site publishers while generating solid results for advertiser clients. For advertisers, the Aptimus Network offers a high volume, high quality platform to present their offers across a broad audience of web site and email distribution channels. Marketers pay only for the results they achieve on a cost per click, cost per lead, cost per acquisition, or cost per impression basis, as well as combinations of those models. As a result, marketers can refine their offers and payment models to achieve their exact objectives 100% of the time. For web site publishers, the Aptimus Network generates high revenues per impression while promoting strong offers from great brands, in graphical formats that complement the publishers' sites and add value for their customers. At the core of the Aptimus Network platform is a proprietary, patent-pending technology and direct marketing approach called Dynamic Revenue Optimization(TM), which automatically determines on a real-time basis the best advertiser offers for promotion on each publisher's web site and in each email sent. The technology is designed to optimize results for Aptimus' advertiser clients by placing the right offers in front of the right customers, while maximizing revenues for Aptimus' web site publishers. The Company's primary offer presentation formats include cross-marketing promotions at the point of registration or other transactional activity on web sites, online advertising programs, and email marketing campaigns. Aptimus' current clients include many of the top 500 direct marketers, such as Procter & Gamble, Gevalia Coffee, Hewlett Packard, IBM and Forbes. Aptimus web site publishers include a broad cross-section of the Internet from CNET Networks to eDiets. Aptimus has offices in San Francisco and Seattle, and is publicly traded on the OTCBB under the symbol APTM. More information on Aptimus is available at the Company's website at http://www.aptimus.com

This press release contains statements that may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, comments regarding the Company's future success, the continuing nature of the company's revenue growth, the timing and ability of the Company to achieve profitability, if at all, as well as the level of any such profitability, the Company's improving operating margins, the viability of its network approach to direct marketing, the Company's earnings per share and the company's improving prospects, in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include, without limitation, fluctuation of the Company's operating results, the ability to compete successfully, the ability of the Company to maintain current client and distribution partner relationships and attract new ones, and the ability to integrate acquired companies. For additional factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, please see the "Risk Factors" described in the Company's Annual Report on Form 10-K, dated March 30, 2004, and in other periodic reports and filings on file with the SEC, which Risk Factors are incorporated herein as though fully set forth. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

CONTACT:
John Wade
Chief Financial Officer
Aptimus, Inc.
415-896-2123, ext. 245
johnw@aptimus.com

                                   SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               APTIMUS, INC.
                                               ---------------------------------
                                               (Registrant)


Dated: May 24, 2004                        By  /s/ David H. Davis
                                               --------------------------------
                                               David H. Davis
                                               General Counsel and
                                               Corporate Secretary